UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Elauwit Connection, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42935	99-3101171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Second Avenue, Suite A Columbia, South Carolina	29209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 558-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELWT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Elauwit Connection, Inc. (the “Company”), the proposals set forth below were submitted to the Company’s stockholders. The number of shares of common stock entitled to vote at the Annual Meeting was 6,619,796. The number of shares of common stock present or represented by proxy at the Annual Meeting was 5,459,880. The voting results for the proposals are as follows:

1.	The Company’s stockholders elected three directors, each for a three-year term expiring in 2029 and until their successors have been duly elected and qualified. The number of shares that: (i) voted for the election of each such director; (ii) withheld authority to vote for each director; and (iii) represented broker non-votes with respect to each such director is summarized in the table below.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Leslie Goodman	5,000,986	13,893	445,001
David O’Brien	5,014,838	41	445,001
Barry Rubens	5,013,979	900	445,001

Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.	The Company’s stockholders ratified the selection of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number of shares that voted for, against and abstained from voting for the ratification of the selection of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is summarized in the table below.

FOR	AGAINST	ABSTAIN
5,458,962	918	0

3.	The Company’s stockholders approved a proposal to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One and/or Proposal Two (the “Non-Adjournment Proposals”), if there were not sufficient votes at the time of the Annual Meeting to adopt any of the Non-Adjournment Proposals or to establish a quorum. The number of shares that voted for, against and abstained from voting for this proposal is summarized in the table below.

FOR	AGAINST	ABSTAIN
5,444,747	15,133	0

Because the Non-Adjournment Proposals were approved by the Company’s stockholders, an adjournment of the Annual Meeting was not necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELAUWIT CONNECTION, INC.

Date: June 18, 2026	/s/ Barry Rubens
	Name:	Barry Rubens
	Title:	Chief Executive Officer